                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


  Date of Report (Date of earliest event reported)             November 10, 1999
                                                               -----------------

                     FIRST USA BANK, NATIONAL ASSOCIATION
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)

         (As Servicer on behalf of FIRST USA CREDIT CARD MASTER TRUST)



    Laws of the United States           33-99362               51-0269396
    -------------------------           --------               ----------
  (State or other jurisdiction      (Commission File         (IRS Employer
of incorporation or organization)       Number)          Identification Number)



201 North Walnut Street, Wilmington, Delaware                           19801
--------------------------------------------------------------------------------
(Address of principal executive offices)                             (Zip Code)


                 302/594-4117
--------------------------------------------------
Registrant's telephone number, including area code


                                      N/A
--------------------------------------------------------------------------------
(Former name, former address and former fiscal year, if changed since last report)

Item 5.  Other Events

         Pursuant to the terms of related Series Supplements to the Pooling and Servicing Agreement dated as of September 1, 1992, (together, the "Agreements") as amended from time to time, between First USA Bank, National Association as transferor (the "Transferor") and servicer (the "Servicer") and The Bank of New York (Delaware) as trustee (the "Trustee"), relating to the Asset Backed Certificates listed below (the "Certificates") issued by First USA Credit Card Master Trust (the "Trust"), the Trustee made payments relating to the collections for the period of October 1 through October 31, 1999 (the "Collection Period"), on the Series Certificates to those persons in whose names the Certificates were registered as of the last business day of the Collection Period.

                  Original Principal      Original Principal        Pooling And
                         Amount                 Amount          Servicing Supplement    Interest    Interest  Principal
    Series              (Class A)              (Class B)                Date              Type      Payment
------------------------------------------------------------------------------------------------------------------------------
1994-4                 726,450,000            56,550,000        June 1, 1994            Floating      yes         no
1994-6                 750,000,000            58,380,000        July 30, 1994           Floating      yes         no
1994-7                 750,000,000            58,735,000        November 8, 1994        Floating      yes         no
1994-8                 500,000,000            39,157,000        November 8, 1994        Floating       *          no
1995-2                 660,000,000            51,700,000        March 1, 1995           Floating      yes         no
1995-5                 500,000,000            45,180,000        September 14, 1995      Floating      yes         no
1995-6               1,245,000,000           112,500,000        December 7, 1995        Floating      yes         no
1996-1                 750,000,000            67,770,000        March 6, 1996           Floating      yes         no
1996-2                 600,000,000            54,300,000        June 4, 1996            Floating      yes         no
1996-4                 500,000,000            45,180,000        August 6, 1996          Floating      yes         no
1996-6                 862,650,000            78,000,000        November 13, 1996       Floating      yes         no
1996-8                 400,000,000            36,200,000        December 11, 1996       Floating      yes         no
1997-1                 750,000,000            67,770,000        February 4, 1997        Floating      yes         no
1997-2                 500,000,000            45,180,000        May 8, 1997             Floating      yes         no
1997-3                 500,000,000            45,180,000        June 10, 1997           Floating      yes         no
1997-4                 500,000,000            45,180,000        June 10, 1997           Floating      yes         no
1997-5                 650,000,000            58,735,000        August 7, 1997          Floating      yes         no
1997-6               1,300,000,000           117,470,000        September 9, 1997        Fixed        yes         no
1997-7                 500,000,000            45,180,000        September 9, 1997       Floating      yes         no
1997-8                 780,000,000            70,482,000        September 23, 1997      Floating      yes         no
1997-9                 500,000,000            45,180,000        October 9, 1997         Floating      yes         no
1997-10                700,000,000            63,253,000        December 23, 1997       Floating      yes         no
1998-1                 700,000,000            63,253,000        May 21, 1998            Floating      yes         no
1998-3                 800,000,000            72,289,000        June 25, 1998           Floating      yes         no
1998-4                 700,000,000            63,253,000        July 22, 1998           Floating      yes         no
1998-5                 650,000,000            58,735,000        August 27, 1998         Floating      yes         no
1998-6                 800,000,000            72,289,000        August 27, 1998         Floating      yes         no
1998-7                 750,000,000            67,770,000        September 17, 1998      Floating      yes         no
1998-8                 500,000,000            45,180,000        September 17, 1998      Floating      yes         no
1998-9                 650,000,000            44,828,000        December 22, 1998        Fixed        yes         no
1999-1               1,000,000,000            90,361,000        February 24, 1999       Floating      yes         no
1999-2                 500,000,000            45,180,000        February 24, 1999       Floating      yes         no
1999-3                 700,000,000            54,167,000        May 4, 1999             Floating      yes         no
1999-4                 500,000,000            38,691,000        May 26, 1999            Floating      yes         no

* Interest relating to the collection period is set aside by the Trustee to fulfill quarterly interest payments on the February, May, August, and November Payment Dates


    The 1994-4 Certificates, 1994-6 Certificates, 1994-7 Certificates, 1994-8 Certificates, 1995-2 Certificates, 1995-5 Certificates, 1995-6 Certificates, 1996-1 Certificates, 1996-2 Certificates, 1996-4 Certificates, 1996-6 Certificates, 1996-8 Certificates, 1997-1 Certificates, 1997-2 Certificates, 1997-3 Certificates, 1997-4 Certificates, 1997-5 Certificates, 1997-6 Certificates, 1997-7 Certificates, 1997-8 Certificates, 1997-9 Certificates, 1997-10 Certificates, 1998-1 Certificates, 1998-3 Certificates, 1998-4 Certificates, 1998-5 Certificates, 1998-6 Certificates, 1998-7 Certificates, 1998-8 Certificates, 1998-9 Certificates, 1999-1 Certificates, 1999-2 Certificates, 1999-3 Certificates, and 1999-4 Certificates (collectively the "Certificates") represent beneficial ownership of a portion (the "Investor Interest") of certain receivables (the "Receivables") arising in certain credit card accounts (the "Accounts"). Reference is made to the Monthly Certificateholders' Statements of the Trust, filed as Exhibits 99.01, 99.02, 99.03, 99.04, 99.05, 99.06, 99.07, 99.08, 99.09, 99.10, 99.11, 99.12, 99.13,
99.14, 99.15, 99.16, 99.17, 99.18, 99.19, 99.20, 99.21, 99.22, 99.23, 99.24,
99.25, 99.26, 99.27, 99.28, 99.29, 99.30, 99.31, 99.32, 99.33, and 99.34 to
this report.

Item 7.  Financial Statements and Exhibits.

The following exhibits are filed as a part of this report:

(99.01) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1994-4 Certificates.

(99.02) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1994-6 Certificates.

(99.03) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1994-7 Certificates.

(99.04) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1994-8 Certificates.

(99.05) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1995-2 Certificates.

(99.06) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1995-5 Certificates.

(99.07) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1995-6 Certificates.

(99.08) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1996-1 Certificates.

(99.09) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1996-2 Certificates.

(99.10) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1996-4 Certificates.

(99.11) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1996-6 Certificates.

(99.12) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1996-8 Certificates.

(99.13) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1997-1 Certificates.

(99.14) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1997-2 Certificates.

(99.15) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1997-3 Certificates.

(99.16) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1997-4 Certificates.

(99.17) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1997-5 Certificates.

(99.18) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1997-6 Certificates.

(99.19) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1997-7 Certificates.

(99.20) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1997-8 Certificates.

(99.21) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1997-9 Certificates.

(99.22) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1997-10 Certificates.

(99.23) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1998-1 Certificates.

(99.24) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1998-3 Certificates.

(99.25) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1998-4 Certificates.

(99.26) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1998-5 Certificates.

(99.27) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1998-6 Certificates.

(99.28) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1998-7 Certificates.

(99.29) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1998-8 Certificates.

(99.30) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1998-9 Certificates.

(99.31) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1999-1 Certificates.

(99.32) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1999-2 Certificates.

(99.33) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1999-3 Certificates.

(99.34) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1999-4 Certificates.

                                   SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              FIRST USA BANK, NATIONAL ASSOCIATION
                              As Servicer



                              By: /s/ Tracie H. Klein
                                 -------------------------------------
                                 Name:   Tracie H. Klein
                                 Title:  First Vice President



Date:  November 15, 1999
       -----------------